Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Debt

Note 6.  Debt

See Note 1 for information on the early extinguishment of debt upon closing of the IPO.

On July 27, 2020, the Company entered into a new secured credit agreement (the “New Credit Agreement”) for an initial revolving credit facility of $150.0 million (the “New Revolving Credit Facility”), which may be increased or decreased under specific circumstances, with a $25.0 million letter of credit sublimit and a $50.0 million alternative currency sublimit. In addition, the New Credit Agreement provides for the ability of the Company to request incremental term loan facilities, in a minimum amount of $5.0 million for each facility. The maturity date of the New Credit Agreement is July 27, 2025. The New Credit Agreement contains customary representations and warranties, affirmative covenants, reporting obligations, negative covenants and events of default. We were in compliance with such covenants at September 30, 2020. As of September 30, 2020, we had $1.0 million of letters of credit outstanding under our New Revolving Credit Facility.  In the third quarter of 2020, the Company recorded debt issuance costs of $1.3 million, which is amortized to interest expense over the term of the New Credit Agreement.  As of September 30, 2020, debt issuance costs of $1.2 million are included in other assets on the consolidated balance sheets.

The interest rates applicable to revolving borrowings under the New Credit Agreement are, at the Company’s option, either (i) a base rate, which is equal to the greater of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.5% and (c) the Adjusted LIBO Rate (subject to a floor) for a one month interest period (each term as defined in the New Credit Agreement) plus 1%, or (ii) the Adjusted LIBO Rate (subject to a floor) equal to the LIBO Rate for the applicable interest period multiplied by the Statutory Reserve Rate, plus in the case of each of clauses (i) and (ii), the Applicable Rate. The Applicable Rate (i) for base rate loans range from 0.25% to 1.0% per annum and (ii) for LIBO Rate loans range from 1.25% to 2.0% per annum, in each case, based on the Senior Secured Net Leverage Ratio (as such term is defined in the New Credit Agreement). Base rate borrowings may only be made in dollars. The Company pays a commitment fee during the term of the New Credit Agreement ranging from 0.20% to 0.35% per annum of the average daily undrawn portion of the revolving commitments based on the Senior Secured Net Leverage Ratio.

Note 8. Debt

On November 13, 2017, the Company entered into a new secured Credit Agreement. The Credit Agreement provided an initial term loan facility (“Term Loan”) of $175 million with a maturity date of November 13, 2022 and a revolving credit facility (“Revolving Credit Facility”) of $15 million with a maturity date of November 13, 2022. The interest rate for the Term Loan was determined using a base rate of 8% per annum plus the Eurodollar Borrowing Rate (“contract rate”). The Eurodollar Borrowing Rate was re-elected each quarter based on the current rate at that point in time.

On January 30, 2019, the Company entered into a First Amended Credit Agreement which increased the Term Loan to $205 million. The Amended Credit Agreement provided for additional funding for the ZuluDesk acquisition.

On April 13, 2019, the Company entered into a Second Amended Credit Agreement (the “Second Amended Credit Agreement”), which adjusted the rate for both the Term Loans and Revolving Loans. Borrowings under the Credit Agreement bear interest at a rate per annum, at the borrower’s option, equal to an applicable margin, plus, (a) for alternate base rate borrowings, the highest of (i) the rate last quoted by The Wall Street Journal as the “prime rate” in the United States, (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1.00% and (iii) the Adjusted LIBO Rate for a one month interest period on such day plus 1.00% and (b) for eurodollar borrowings, the Adjusted LIBO Rate determined by the greater of (i) the LIBO Rate for the relevant interest period divided by 1 minus the statutory reserves (if any) and (ii) 1.00%. The applicable margin for borrowings under the Credit Agreement is (a)(1) prior to June 30, 2020 and (2) on or after June 30, 2020 (so long as the total leverage ratio is greater than 6.00 to 1.00), (i) 7.00% for alternate base rate borrowings and (ii) 8.00% for eurodollar borrowings and (b) on or after June 30, 2020 (so long as the total leverage ratio is less than or equal to 6.00 to 1.00), subject to step downs to (i) 5.50% for alternate base rate borrowings and (ii) 6.50% for eurodollar borrowings. The total leverage ratio is determined in accordance with the terms of the Credit Agreement.

The amount of debt issuance costs related to the Term Loan offsetting the debt on the consolidated balance sheet at December 31, 2019 and 2018 was $3.7 million and $3.3 million, respectively. The amount of debt issuance costs related to the Revolving Credit Facility in other non-current assets on the consolidated balance sheet at December 31, 2019 and 2018 was $0.2 million.

The contract interest rate on the Term Loan was 8.91% per annum as of December 31, 2019. The effective interest rate was 9.62% per annum as of December 31, 2019. The effective interest rate was higher than the contract rate due to amortization of debt issuance costs related to the Term Loan. The Term Loan Credit Agreement does not require periodic principal payments and requires full payment upon maturity date.

The Term Loan contains affirmative and negative operating covenants applicable to the Company and its restricted subsidiaries. We were compliant with these covenants at December 31, 2019.

The interest rate for the Revolving Credit Facility was 7.0% and 8.0% as of December 31, 2019 and 2018, respectively. As of December 31, 2019, the Company had used $1.2 million as collateral for office space letters of credit. As of December 31, 2018, the Company had used $1.0 million as collateral for office space letters of credit. The Company is required to pay a commitment fee on the average daily unused portion of the Revolving Credit Facility of 0.5% per annum, and a fee of 2.95% per annum for the outstanding letters of credit generating expenses of $0.1 million for the years ended December 31, 2019 and 2018, respectively.